WORLD WASTE TECHNOLOGIES, INC.

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of February 10, 2006, among World Waste Technologies, Inc, a California corporation (the "Company"), and the purchasers signatory hereto (each such purchaser is a "Purchaser" and collectively, the "Purchasers").

      WHEREAS, the Purchasers and the Company are party to a Securities Purchase Agreement (the "Purchase Agreement") dated as of December 27, 2005, which requires the parties thereto to enter into this Agreement as a condition to the closing of the transactions contemplated by the Purchase Agreement;


            WHEREAS, the holders of the Company's Senior Secured Promissory Notes issued in November, 2005 (collectively referred to as the "November Notes") are party to that certain Registration Rights Agreement, dated November 1, 2005, with the Company (the "Prior RR Agreement") which Prior RR Agreement provides that it may be amended with the approval of the holders of at a majority in aggregate principal amount of the Registrable Securities (as defined therein); and


      WHEREAS, the holders of at least 75% of the Registrable Securities covered by the Prior RR Agreement wish to amend and restate the Prior RR Agreement as set forth herein and accordingly, the Prior RR Agreement shall be superseded and replaced in its entirety by this Agreement.


            NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties, severally and not jointly, hereby agree as follows: AGREEMENT:

      1. Registration Rights.

            1.1 Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

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                  (b) The term  "Registrable  Securities"  means (i) any and all shares of Common Stock issued or issuable upon exercise of the Warrants or upon exercise of the warrants issued in connection with the sale by the Company of the November Notes; (ii) stock issued in lieu of the shares referred to in (i) in any reorganization which has not been sold to the public; or (iii) stock issued in respect of the shares referred to in (i) and (ii) as a result of a stock split, stock dividend, recapitalization or the like, which has not been sold to the public.

                  (c) The terms "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  (d)  The  term  "SEC"  means  the   Securities   and  Exchange
Commission.

                  (e) The term  "Registration  Expenses" shall mean all expenses incurred by the Company in connection with the registration of the Registrable Securities, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with the filing by the Company of a registration statement, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

                  (f) The term "Effectiveness Period" shall have the meaning set forth in Section 1.11.

            1.2 Registration.

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                  (a) The Company will  promptly (but in no event later than 180 calendar days from the date hereof), file a registration statement with the SEC on Form SB-2 covering the resale of the Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible following the filing thereof.

                  (b) If at any time the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 1.2(b) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective registration statement.

                  (c) Any  registration  statement that includes the Registrable
Securities   shall   contain   (unless   otherwise   directed  by  the  Holders)
substantially the "Plan of Distribution" attached hereto as Annex A.

                  (d) The Company  shall notify the Holders via facsimile of the effectiveness of a registration statement on the same Trading Day that the Company telephonically confirms effectiveness with the SEC, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the date a registration statement filed hereunder is declared effective, file a Form 424(b)(5) prospectus with the SEC.

            1.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section 1 shall be borne by the Company except as follows:

                  (a) The Company shall not be required to pay fees or disbursements of more than one firm of legal counsel to the Holders, such fees to not exceed $10,000 in the aggregate.

                  (b) The Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities.

            1.4 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in subsection 1.4, at its expense the Company will:

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

                  (a) Not less than five Trading Days prior to the filing of a registration statement or any related prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a registration statement or any such prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of such documents. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement (provided that nothing in this Agreement shall be deemed to preclude the Company from withdrawing any registration statement at any time, before it has been declared effective by the SEC) as may be necessary to keep a registration statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional registration statements in order to register for resale under the Securities Act all of the Registrable Securities; respond as promptly as reasonably possible to any comments received from the SEC with respect to a registration statement or any amendment thereto; and comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a registration statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

            (b) Furnish, without charge, to the Holders such numbers of copies of a prospectus, including each preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them. The Holders shall not be entitled to use any selling materials other than a prospectus and such other materials as may be approved by the Company, which approval shall not be unreasonably withheld.

            (c) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (d) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

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

                  (e) The Company shall:

                        (i) make available for inspection by a representative of the Holders, the managing underwriter participating in any disposition pursuant to such registration statement and one firm of attorneys designated by the Holders (upon execution of customary confidentiality agreements reasonably satisfactory to the Company and its counsel), at reasonable times and in reasonable manner, financial and other records, documents and properties of the Company that are pertinent to the conduct of due diligence customary for an underwritten offering, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter or attorney in connection with a registration statement as shall be necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

                        (ii) use its commercially reasonable efforts to cause all Registrable Securities covered by a registration statement to be listed on any securities exchange or any automated quotation system on which the shares of common stock of the Company are then listed;

                        (iii) cause to be provided to the Holders that are selling Registrable Securities pursuant to such registration statement and to the managing underwriter if any disposition pursuant to such registration statement is an underwritten offering, upon the effectiveness of such registration statement, a customary "10b-5" opinion of independent counsel (an "Opinion") and a customary "cold comfort" letter of independent auditors (a "Comfort Letter") in each case addressed to such Holders and managing underwriter, if any;

                        (iv) notify in writing the Holders that are selling Registrable Securities pursuant to such registration statement and any managing underwriter if any disposition pursuant to such registration statement is an underwritten offering, (A) when the registration statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (B) of any request by the SEC or any state securities authority for amendments and supplements to the registration statement or of any material request by the SEC or any state securities authority for additional information after the registration statement has become effective, (C) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (D) if, between the effective date of the registration statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, including this Agreement, relating to disclosure cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event during the period the registration statement is effective such that such registration statement or the related prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make statements therein not misleading (in the case of a prospectus, in light of circumstances under which they were made) and (F) of any determination by the Company that a post-effective amendment to the registration statement would be appropriate. The Holders hereby agree to suspend, and to cause any managing underwriter to suspend, use of the prospectus contained in a registration statement upon receipt of such notice under clause
(C), (E) or (F) above until, in the case of clause (C), such stop order is removed or rescinded or, in the case of clauses (E) and (F), the Company has amended or supplemented such prospectus to correct such misstatement or omission or otherwise.

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      If the  notification  relates to an event described in clauses (E) or (F), the Company shall promptly prepare and furnish to each selling Holder and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                        (v) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                        (vi) deliver promptly upon request to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC and its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any Holder of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

                        (vii) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                        (viii) provide a CUSIP number for all Registrable Securities not later than the effective date of any registration statement;

                        (ix)  make   reasonably   available  its  employees  and
personnel and otherwise provide reasonable assistance to the underwriters in the marketing of Registrable Securities in any underwritten offering;

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                        (x) cooperate with the sellers of Registrable Securities
and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the sellers of Registrable Securities at least three business days prior to any sale of Registrable Securities;

                        (xi) If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, the Company shall (i) make an Issuer Filing with the NASDR, Inc. Corporate Financing Department pursuant to NASDR Rule 2710(b)(10)(A)(i), (ii) respond within five Trading Days to any comments received from NASDR in connection therewith, (iii) and pay the filing fee required in connection therewith; and

                        (xii) Comply with all applicable rules and regulations of the SEC.

            1.5 Indemnification.

                  (a) The Company will indemnify and hold harmless to the fullest extent permitted by law each Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, or not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification of compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within five days from the date incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in writing by such Holder or underwriter specifically for use therein; and provided further, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises directly out of or is based primarily upon an untrue statement or omission made in any preliminary or final prospectus if (i) such Holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Registrable Securities and (ii) the final prospectus or prospectus supplement would have corrected such untrue statement or omission, provided that the Company had previously notified such Holder in writing that the prospectus is outdated or defective. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

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                  (b) Each Holder will,  if  Registrable  Securities  held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly, indemnify and hold harmless to the fullest extent permitted by law the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or final prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with information furnished to the Company in writing by such Holder specifically for use therein, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with information furnished to the Company by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.5(b) shall not in any event exceed the net proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration giving rise to such indemnification obligation; and provided further, that a Holder will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Holder by the Company or underwriter specifically for use therein.

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                  (c)  Each  party  entitled  to   indemnification   under  this
subsection 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure resulted in material prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under subsection 1.5, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of any claim in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative faults, but also any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this subsection 1.5(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this subsection 1.5(d). The amount paid or payable in respect of any claim shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this subsection 1.5 to the contrary, no Indemnifying Party (other than the Company) shall be required pursuant to this subsection 1.5(d) to contribute any amount in excess of the net proceeds received by such Indemnifying Party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the Indemnified Parties relate, less the amount of any indemnification payment made pursuant to subsection 1.5.

                  (e) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any Indemnified Party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by, or on behalf of, any Indemnified Party and shall survive the transfer of the Registrable Securities by any such party.

                  (f) Notwithstanding any provision herein to the contrary, no party shall be entitled to indemnification or contribution with respect to any claims, losses, expenses, damages or liabilities (or actions in respect thereto) caused by such party's willful misconduct or gross negligence.

            1.6 Information by Holder. The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the SEC, the person thereof that has voting and dispositive control over the Shares.

            1.7 Rule 144 Reporting. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon receipt of a written request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

            1.8 Transfer of Registration Rights. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement

            1.9 [RESERVED].

            1.10 Delay of Registration. No Holder shall have any rights to take any actions to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

            1.11 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 at any time, and the obligations of the Company to a Holder under this Section 1 shall terminate with respect to such Holder, when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

      2. General.

            2.1 Waivers and Amendments. With the written consent of the record holders of at least a 30% of the Registrable Securities, the obligations of the Company and the rights of the parties under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1. In the event the Company enters into a Subsequent Financing, and upon the request of the Company, each Purchaser shall execute the registration rights agreement entered into by the investors in such Subsequent Financing (on a pari passu basis with such investors) and this Agreement shall be terminated.

            2.2 Governing Law/Consent to Jurisdiction. All questions concerning the construction, validity, enforcement, interpretation of, and venue for any dispute under this Agreement shall be determined with the provisions of the Purchase Agreement.

            2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

            2.4 Entire Agreement. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and this Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof.

            2.5 Notices, etc. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement

            2.6 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreement s shall not in any way be affected or impaired thereby.

            2.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            2.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            2.9 Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

            2.10 No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 2.10, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company shall not file any other registration statements until a registration statement covering the resale of the Registrable Securities is declared effective by the SEC.

            2.11 Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

----- SIGNATURES ON NEXT PAGE -----

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth underneath their respective signatures below.



                                                 "COMPANY"

                                                 World Waste Technologies, Inc.
                                                 a California corporation



                                                 By:/s/ JOHN PIMENTEL
                                                    -----------------

                                                 Print: John Pimentel

                                                 Date: February 10, 2006









                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                     [SIGNATURE PAGE OF HOLDERS TO WDWT RRA]

Name of Holder: __________________________
Signature of Authorized Signatory of Holder: __________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________



                           [SIGNATURE PAGES CONTINUE]

                              Plan of Distribution

      Each Selling Stockholder (the "Selling Stockholders") of the common stock ("Common Stock") of [_______, a [______ corporation (the "Company") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

      o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

      o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

      o an exchange distribution in accordance with the rules of the applicable exchange;

      o     privately negotiated transactions;

      o settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

      o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

      o     a combination of any such methods of sale;

      o through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

      o     any other method permitted pursuant to applicable law.

      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

      Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

      In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

      The Selling Stockholders and any broker~dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker~dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

      The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

      Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

      We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

      Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Common Stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling
Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.